SCHEDULE OF FIXED ASSETS (Details) - Naturalshrimp Incorporated [Member] - USD ($)	Dec. 31, 2022	Jul. 03, 2022	Mar. 31, 2022	Mar. 31, 2021
Land	$ 324,293		$ 324,293	$ 324,293
Buildings	5,439,365		5,611,723	4,702,063
Machinery and equipment	12,210,036		10,524,343	7,580,873
Autos and trucks	307,227		247,356	213,849
Fixed assets, gross	18,280,921		16,707,715	12,815,178
Accumulated depreciation	(2,930,478)	$ (325,000)	(1,909,612)	(584,521)
Fixed assets, net	$ 15,350,443	$ 1,764,000	$ 14,798,103	$ 12,236,557